UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2007

SIBERIAN ENERGY GROUP INC.
(Exact name of registrant as specified in its charter)

Nevada	333-118902	52-2207080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Madison Ave, 6th Floor, New York, NY 10016
(Address of principal executive offices) (Zip Code)

(212) 828-3011
Registrant's telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On July 31, 2007, the Company issued a press release regarding the status of an exploratory well in the Privolny license block in the Kurgan Region of Siberia, Russia, by Zauralneftegaz, Ltd., its 50% owned subsidiary.  Such press release is filed hereto as exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No. 99.1	Description Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIBERIAN ENERGY GROUP, INC.

By: /s/ David Zaikin
David Zaikin,
Chief Executive Officer

Dated: July 31, 2007